                                  BROADVISION, INC.

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                     SERIES E PREFERRED STOCK PURCHASE AGREEMENT

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                                    APRIL 15, 1996

                                  TABLE OF CONTENTS
                                                                            PAGE

SECTION 1 AUTHORIZATION AND SALE OF THE SERIES E PREFERRED STOCK............  1

    1.1  Authorization......................................................  1
    1.2  Sale of Preferred..................................................  1
    1.3  Closing Date.......................................................  1
    1.4  Subsequent Closings................................................  1
    1.5  Delivery...........................................................  1

SECTION 2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY.....................  2

    2.1  Organization and Standing.  .......................................  2
    2.2  Corporate Power....................................................  2
    2.3  Subsidiaries.......................................................  2
    2.4  Capitalization.....................................................  2
    2.5  Authorization......................................................  3
    2.6  Material Liabilities...............................................  3
    2.7  Compliance with Other Instruments, etc.............................  3
    2.8  Litigation, etc....................................................  3
    2.9  Registration Rights................................................  4
    2.10 Governmental Consent, etc..........................................  4
    2.11 Offering...........................................................  4
    2.12 Certain Transactions...............................................  4
    2.13 Intellectual Property..............................................  4
    2.14 Employee and Consultant Agreements.................................  5
    2.15 Disclosure.........................................................  5
    2.16 Brokers or Finders.................................................  5
    2.17 No Dividends.......................................................  5
    2.18 Contracts..........................................................  5
    2.19 Employee Compensation Plans........................................  5
    2.20 Related-Party Transactions.........................................  6
    2.21 Manufacturing and Marketing Rights.................................  6
    2.22 Corporate Documents................................................  6

SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS...................  6

    3.1  Authorization......................................................  6
    3.2  Experience.........................................................  6
    3.3  Investment.........................................................  7
    3.4  Rule 144...........................................................  7
    3.5  Accredited Investors...............................................  7
    3.6  No Public Market...................................................  7
    3.7  Access to Data.....................................................  7
    3.8  Residence..........................................................  7


                                          i.

                                  TABLE OF CONTENTS
                                     (CONTINUED)
                                                                            PAGE

SECTION 4 CONDITIONS TO CLOSING OF INVESTORS................................  8

    4.1  Representations and Warranties.....................................  8
    4.2  Covenants..........................................................  8
    4.3  No Material Adverse Change.........................................  8
    4.4  Blue Sky...........................................................  8
    4.5  Board of Directors.................................................  8
    4.6  Compliance Certificate.............................................  8
    4.7  Opinion of Counsel.................................................  8
    4.8  Investors' Rights Agreement........................................  8
    4.9  Amended and Restated Certificate of Incorporation..................  8

SECTION 5 CONDITIONS TO CLOSING OF COMPANY..................................  8

    5.1  Representations and Warranties.....................................  9
    5.2  Covenants. ........................................................  9
    5.3  Blue Sky...........................................................  9
    5.4  Investors' Rights Agreement........................................  9
    5.5  Amended and Restated Certificate of Incorporation..................  9

SECTION 6 MISCELLANEOUS.....................................................  9

    6.1  Governing Law......................................................  9
    6.2  Survival...........................................................  9
    6.3  Successors and Assigns.............................................  9
    6.4  Entire Agreement...................................................  9
    6.5  Rights of Investors................................................  9
    6.6  Notices, etc....................................................... 10
    6.7  Expenses........................................................... 10
    6.8  Counterparts....................................................... 10
    6.9  Severability....................................................... 10
    6.10 California Corporate Securities Law................................ 10
    6.11 Approval of Amendments and Waivers................................. 10


                                         ii.

                     SERIES E PREFERRED STOCK PURCHASE AGREEMENT


    THIS AGREEMENT is made as of April 15, 1996 between BROADVISION, INC., a Delaware corporation (the "Company") and the investors as set forth in Exhibit A hereto (the "Investors").


                                      SECTION 1
                AUTHORIZATION AND SALE OF THE SERIES E PREFERRED STOCK

    1.1 AUTHORIZATION. The Company has authorized the issuance and sale of up to one million two hundred fifty thousand (1,250,000) shares of its Series E Preferred Stock (the "Preferred") having the rights, preferences, privileges and restrictions set forth in the Amended and Restated Certificate of Incorporation in the form attached to this Agreement as Exhibit B (the "Certificate").

    1.2 SALE OF PREFERRED. Subject to the terms and conditions hereof, each Investor severally agrees to purchase and the Company agrees to sell and issue to each Investor the number of shares of Preferred set forth opposite such Investor's name on Exhibit A at a price of eight dollars ($8.00) per share.

    1.3 CLOSING DATE. The first closing of the purchase and sale of the Preferred hereunder (the "First Closing") shall be held at the law offices of Cooley Godward Castro Huddleson & Tatum ("Cooley Godward"), One Maritime Plaza, 20th Floor, San Francisco, CA 94111. The First Closing shall be held on the date of this Agreement or at such other time and place upon which the Company and the Investors shall agree (the "First Closing Date").

    1.4 SUBSEQUENT CLOSINGS. If less than one million two hundred fifty thousand (1,250,000) shares of the Preferred are sold at the First Closing, then, subject to the terms and conditions hereof, the Company may sell on or before May 30, 1996, up to the balance between one million two hundred fifty thousand (1,250,000) shares and the number of shares of Preferred sold at the First Closing to such persons as the Company may determine at the same price per share as the Preferred purchased and sold at the First Closing. Any sale pursuant to this Section 1.4 shall be upon the same terms and conditions as those contained herein (provided that the Schedule of Exceptions may be adjusted to reflect subsequent events), and such persons or entities shall become parties to the Agreement and the Investors' Rights Agreement (as defined in Section 2.2) by the execution of a copy of such agreements and each such person or entity shall have the rights and obligations of a Purchaser hereunder and thereunder. The term "Closing" shall apply to the First Closing and each subsequent closing pursuant to this Section 1.4 unless otherwise specified, and the term "Closing Date" shall apply to the First Closing Date and each subsequent closing date pursuant to this Section 1.4 unless otherwise specified.

    1.5 DELIVERY. At the Closing the Company will deliver to each Investor a certificate representing the shares of Preferred that such Investor is purchasing against payment of the purchase price therefor by wire transfer or by check payable to the order of the Company.


                                          1.

                                      SECTION 2
                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    Except as set forth in the Schedule of Exceptions attached hereto as Exhibit C, the Company hereby represents and warrants to each Investor as follows:

    2.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has all requisite corporate power to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is presently required.

    2.2 CORPORATE POWER. The Company will have at the Closing Date all requisite legal and corporate power to execute and deliver this Agreement and the Second Amended and Restated Investors' Rights Agreement substantially in the form attached hereto as Exhibit D (the "Investors' Rights Agreement") (the Agreement and the Investors' Rights Agreement are hereinafter collectively referred to as the "Agreements"), to sell and issue the Preferred under this Agreement, to issue the Common Stock issuable upon conversion of the Preferred and to carry out and perform its obligations under the terms of the Agreements, including all exhibits and schedules hereto and thereto.

    2.3 SUBSIDIARIES. The Company does not own or control, directly or indirectly, any other corporation, association or business entity.

    2.4 CAPITALIZATION. The authorized capital stock of the Company consists, or immediately prior to the Closing will consist, of: thirty million (30,000,000) shares of Common Stock, of which seven million, three hundred sixty-two thousand, nine hundred forty-two (7,362,942) are issued and outstanding; and fifteen million (15,000,000) shares of Preferred Stock, of which (i) four million three hundred thousand (4,300,000) are designated "Series A Preferred Stock" (of which four million two hundred sixty-six thousand six hundred sixty-seven (4,266,667) are issued and outstanding), (ii) one million four hundred thousand (1,400,000) are designated "Series B Preferred Stock" (of which one million three hundred thirty-three thousand three hundred thirty-three (1,333,333) are issued and outstanding), (iii) four million (4,000,000) are designated "Series C Preferred Stock" (of which three million six thousand shares (3,006,000) are issued and outstanding; five hundred thousand (500,000) are designated "Series D Preferred Stock" (none of which are issued and outstanding); and one million two hundred seventy-five thousand (1,275,000) are designated "Series E Preferred Stock" (none of which are issued and outstanding). All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The Preferred has the rights, preferences, privileges and restrictions set forth in the Certificate. Except (i) for the conversion privileges of the Preferred specified in the Certificate, (ii) as set forth in the Investors' Rights Agreement, and (iii) as set forth in Exhibit C, there are no options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities of the Company. All outstanding securities of the Company were issued in compliance with the registration or qualification provisions of all applicable U.S., federal and state securities laws.


                                          2.

    2.5 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of the Agreements by the Company, the authorization, sale, issuance and delivery of the Preferred (and the Common Stock issuable upon conversion of the Preferred) and the performance of the Company's obligations under the Agreements has been taken or will be taken prior to the Closing. The Agreements, when executed and delivered by the Company, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors, general equity principles, and limitations upon rights to indemnity. The Preferred, when issued in compliance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions under the Agreements and under applicable federal and state securities laws. The Common Stock issuable upon conversion of the Preferred has been duly and validly reserved and, when issued in compliance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions under the Agreements, the right of first refusal provided in the Company's Bylaws, and applicable federal and state securities laws. The Preferred is not subject to any preemptive rights or rights of first refusal.

    2.6 MATERIAL LIABILITIES. The Company has no material indebtedness or liabilities, absolute or contingent (individually or in the aggregate), except
(1) with respect to services rendered by its employees or consultants; (2) with respect to unpaid legal and other fees and costs incurred in connection with the ongoing business of the Company, and the issuance of the Preferred in connection with this Agreement; and (3) liabilities incurred in the ordinary course of business that do not exceed $50,000 in the aggregate.

    2.7 COMPLIANCE WITH OTHER INSTRUMENTS, ETC. The Company is not, and will not by virtue of entering into and performing the Agreements and the transactions contemplated thereunder be, in violation of any term of the Certificate or Bylaws or any term or provision of any material mortgage, indenture, contract, agreement, instrument, judgment or decree to which it is a party or by which it is bound, and is not, and will not by virtue of entering into and performing the Agreements and the transactions contemplated thereunder be, in violation of any order addressed specifically to the Company nor, to the best of the Company's knowledge, any order, statute, rule or regulation applicable to the Company.

    2.8 LITIGATION, ETC. There are no actions, suits, proceedings or investigations pending or threatened against the Company before any court or governmental agency. To the best of the Company's knowledge, there is no judgment, decree, or order of any court in effect against the Company and the Company is not in default with respect to any order of any governmental authority to which the Company is a party or by which it is bound. There is no action, suit, proceeding, or investigation by the Company currently pending or which the Company presently intends to initiate.

    2.9 REGISTRATION RIGHTS. Except as set forth in the Investors' Rights Agreement, the Company is not under any obligation to register (as defined in Section 1.2 of the Investors' Rights Agreement) any of its presently outstanding securities or any of its securities that may hereafter be issued.


                                          3.

    2.10 GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Agreements, or the offer, sale or issuance of the Preferred (and the Common Stock issuable upon conversion of the Preferred) or the consummation of any other transaction contemplated thereby, except for (a) the filing of the Certificate in the Office of the Secretary of State of the State of Delaware and
(b) the filing of a Notice with the California Commissioner of Corporations pursuant to Section 25102(f) of the California Corporations Code and/or such other filings as may be required under other applicable blue sky laws, which filings, if required, will be accomplished in a timely manner prior to or promptly upon completion of the Closing, as applicable.

    2.11 OFFERING. Subject to the accuracy of the representations set forth in Section 3 hereof, the offer, sale and issuance of the Preferred pursuant to this Agreement and the issuance of the Common Stock to be issued upon conversion of the Preferred constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

    2.12 CERTAIN TRANSACTIONS. Since its date of incorporation, the Company has not (a) discharged or satisfied any obligation or liability other than as authorized by its Board of Directors, or in the ordinary course of business or in amounts less than $100,000 in the aggregate, (b) declared or made any payment or distribution to its shareholders or redeemed or purchased any of its shares of capital stock or securities, (c) mortgaged or subjected to encumbrances any of its assets, (d) sold, transferred or leased to third parties any of its assets except in the ordinary course of business, (e) canceled or compromised any material debt or any claim or waived or released any right of material value, suffered any physical damage or destruction or loss materially and adversely affecting its properties, operations or business, (f) made any loans or advances to any persons other than immaterial amounts (both individually and in the aggregate) in the ordinary course of business or (g) entered into any material transaction other than as approved by its Board of Directors or in the ordinary course of business or agreed to any of the foregoing other than with respect to transactions relating to this Agreement.

    2.13 INTELLECTUAL PROPERTY. To the best of its knowledge (but without having conducted any special investigation or patent search), the Company has or will be able to license on commercially reasonable terms sufficient legal rights to all patents, copyrights, trade secrets, information, proprietary rights and processes (collectively "Proprietary Information") necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. Except for agreements with its own officers and employees, substantially in the forms referenced in Section 2.14 below, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.
The Company has not received any communications alleging that the Company has violated or infringed or that the Company would, by conducting its business as proposed, violate or infringe any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. Neither the execution nor delivery of this Agreement, nor the


                                          4.

carrying on of the Company's business by the employees of and consultants to the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

    2.14 EMPLOYEE AND CONSULTANT AGREEMENTS. All employees and consultants of the Company have entered into proprietary information and inventions agreements, substantially in the Company's standard forms and, to the best of the Company's knowledge, none of the Company's current or former employees or consultants is in violation of such agreements.

    2.15 DISCLOSURE. To the best of the Company's knowledge after reasonable investigation, none of the representations or warranties made by the Company in this Agreement and no information in the Exhibits hereto contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein not misleading.

    2.16 BROKERS OR FINDERS. The Company has not entered into any agreement or arrangement giving rise to any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Agreements.

    2.17 NO DIVIDENDS. The Company has not made any declaration, setting aside for payment or other distribution in respect of any of the Company's capital stock or any direct or indirect redemption, repurchase or other acquisition of any of such stock.

    2.18 CONTRACTS. Except as listed on Exhibit C, the Company is not party to any contract or agreement (i) with expected receipts or expenditures in excess of $10,000, (ii) involving a license or grant of rights to or from the Company involving patents, trademarks, copyrights, or other proprietary information applicable to the business of the Company, (iii) with provisions restricting or affecting the development, manufacture, or distribution of the Company's products or services, or (iv) that provides indemnification by the Company with respect to infringements of proprietary rights.

    2.19 EMPLOYEE COMPENSATION PLANS. Except as listed on Exhibit C, the Company is not party to or bound by any currently effective employment contracts, deferred compensation agreements, bonus plans, incentive plans, profit sharing plans, retirement agreements, or other employee compensation agreements. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

    2.20 RELATED-PARTY TRANSACTIONS. No employee, officer, or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has


                                          5.

a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company.

    2.21 MANUFACTURING AND MARKETING RIGHTS. The Company has not granted rights to manufacture, produce, assemble, license, market, or sell its products to any other person, corporation, partnership or other entity, and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market, or sell its products, and has not licensed or sold any of its technology or proprietary information to any person, corporation, partnership or other entity.

    2.22 CORPORATE DOCUMENTS. The Company has furnished the Investors with copies of the Certificate and Bylaws as currently in effect. Said copies are true, correct, and complete and contain all amendments through the Closing Date.


                                      SECTION 3
                   REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

    Each Investor hereby severally, for itself, and not jointly represents and warrants to the Company as follows:

    3.1 AUTHORIZATION. The Agreements constitute valid and legally binding obligations of such Investor, enforceable in accordance with their terms except as the enforceability thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such Investor is authorized and has full right and power to purchase the Preferred, and the person signing the Agreements and any other instrument executed and delivered hereby on behalf of such entity has been duly authorized by such entity and has full power and authority to do so.

    3.2 EXPERIENCE. The Investor has, from time to time, evaluated investments in new, high technology companies and has, either individually or through the personal experience of one or more of its current officers or partners, experience in evaluating and investing in new, high technology companies. The Investor has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Preferred and it is able to protect its own interests in connection with this transaction.

    3.3 INVESTMENT. The Investor is acquiring the Preferred (and any Common Stock issuable upon conversion of the Preferred) for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. The Investor understands that the Preferred (and any Common Stock issuable upon conversion of the Preferred) to be purchased has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.


                                          6.

    3.4 RULE 144. The Investor acknowledges that the Preferred must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the securities to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations. The Investor is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plan to satisfy these conditions in the foreseeable future.

    3.5 ACCREDITED INVESTORS. The Investor is an "accredited investor" pursuant to Rule 501, Regulation D, promulgated by the Securities Exchange on March 8, 1982, as described in Exhibit F hereto.

    3.6 NO PUBLIC MARKET. The Investor understands that no public market now exists for any of the securities issued by the Company and that it is unlikely that a public market will ever exist for the Preferred.

    3.7 ACCESS TO DATA. The Investor has had an opportunity to discuss the Company's business, management and financial affairs with its management. The Investor understands that such discussions, as well as any written information issued by the Company, were intended to describe the aspects of the Company's business and prospects which the Company believes to be material.

    3.8 RESIDENCE. If the Purchaser is an individual, then the purchaser resides in the state or province identified in the address of the Purchaser set forth on Exhibit A; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its investment decision was made is located at the address or addresses of the Purchaser set forth on Exhibit A.


                                      SECTION 4
                          CONDITIONS TO CLOSING OF INVESTORS

    Each Investor's obligation to purchase the Preferred at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing Date of the following conditions:

    4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

    4.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.


                                          7.

    4.3 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the Company's financial condition, affairs or prospects between the date of this Agreement and the Closing Date, if different.

    4.4 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Preferred and Common Stock issuable upon conversion of the Preferred.

    4.5 BOARD OF DIRECTORS. The Board of Directors of the Company immediately following the Closing will consist of Pehong Chen, David L. Anderson, Yogen K. Dalal, Koh Boon Hwee and Gregory Smitherman.

    4.6 COMPLIANCE CERTIFICATE. The Company shall have delivered on the Closing Date a certificate signed by an officer of the Company certifying that the conditions specified in Sections 4.1 through 4.4 have been fulfilled.

    4.7 OPINION OF COUNSEL. The Investors shall have received from Cooley Godward, counsel for the Company, an opinion in substantially the form of Exhibit E attached to this Agreement.

    4.8 INVESTORS' RIGHTS AGREEMENT. The Company and Investors shall have entered into the Investors' Rights Agreement.

    4.9 AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. The Certificate shall have been filed with the Secretary of State of Delaware.


                                      SECTION 5
                           CONDITIONS TO CLOSING OF COMPANY

    The Company's obligation to issue and sell the Preferred at the Closing is subject to the fulfillment of the following conditions:

    5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investors contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

    5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by Investors on or prior to the Closing Date shall have been performed or complied with in all respects.

    5.3 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Preferred and Common Stock issuable upon conversion of the Preferred.

    5.4 INVESTORS' RIGHTS AGREEMENT. The Company and Investors shall have entered into the Investors' Rights Agreement.


                                          8.

    5.5 AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. The Certificate shall have been filed with the Secretary of State of Delaware.

                                      SECTION 6
                                    MISCELLANEOUS

    6.1 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California.

    6.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Investors and the closing of the transactions contemplated hereby. All statements as to factual matters contained in this Agreement or in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed to be made as of the date of this Agreement, and not necessarily as of some later date.

    6.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of Investors to purchase the Preferred shall not be assignable without the consent of the Company.

    6.4 ENTIRE AGREEMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

    6.5 RIGHTS OF INVESTORS. Each holder of the Preferred (and Common Stock issued upon conversion of the Preferred) shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement or ownership of any Preferred, including without limitation the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement affecting any such modification, and such holder shall not incur any liability to any other holder or holders of Preferred with respect to exercising or refraining from exercising any such right or rights.

    6.6 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Investors, to Investors' addresses set forth on the signature page hereof or at such other address as shall have been furnished to the Company in writing by such Investors or (b) if to the Company, to the address of its principal executive office and addressed to the attention of the Corporate Secretary, or at such other address or addresses as the Company shall have furnished in writing to the Investors. All notices and other communications mailed pursuant to the provisions of this Section 8.6 shall be deemed delivered when mailed.

    6.7 EXPENSES. Each party to this Agreement shall pay its own costs and expenses with respect to the negotiation, execution, delivery and performance of the Agreement.


                                          9.

    6.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.

    6.9 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

    6.10 CALIFORNIA CORPORATE SECURITIES LAW. The sale of the securities which are the subject of this Agreement has not been qualified with the Commissioner of corporations of the state of California, and the issuance of such securities or the payment or receipt of any part of the consideration therefor prior to such qualification, if required by law, is unlawful. The rights of all parties to this agreement are expressly conditioned upon such qualification being obtained, if required by law.

    6.11 APPROVAL OF AMENDMENTS AND WAIVERS. Any term of this agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of a majority of the outstanding Preferred Stock sold under this Agreement, and Common Stock issued upon conversion thereof (calculated on an as-converted basis), excluding from the determination of such a majority (both in determining the total number of such shares outstanding and the number of such shares consenting or not consenting) all shares previously disposed of by the Investors or transferees pursuant to one or more registration statements under the Securities Act or pursuant to Rule 144 thereunder. Any amendment, termination or waiver effected in accordance with this section shall be binding upon each holder of any securities issued pursuant to this Agreement (including securities into which such securities have been converted or exchanged), each future holder of any or all such securities and the Company.


                                         10.

    IN WITNESS WHEREOF, the foregoing Series E Preferred Stock Purchase Agreement is hereby executed as of the date first above written.

BROADVISION, INC.



By:  /s/Pehong Chen
   ---------------------------
    PEHONG CHEN
    President



                         SIGNATURE PAGE TO BROADVISION, INC.
                     SERIES E PREFERRED STOCK PURCHASE AGREEMENT

  /s/  R. Urushizaki
- --------------------------------
Signature

  R. Urushizaki
- --------------------------------
Printed Name

  Deputy Senior General Manager
  Electronics Div.
- --------------------------------
Title, if applicable


                         SIGNATURE PAGE TO BROADVISION, INC.
                     SERIES E PREFERRED STOCK PURCHASE AGREEMENT

  /s/  Dan Lynch
- --------------------------------
Signature

  Dan Lynch
- --------------------------------
Printed Name


- --------------------------------
Title, if applicable


                         SIGNATURE PAGE TO BROADVISION, INC.
                     SERIES E PREFERRED STOCK PURCHASE AGREEMENT

  /s/  Thomas M. Siebel
- --------------------------------
Signature

  Thomas M. Siebel
- --------------------------------
Printed Name


- --------------------------------
Title, if applicable


                         SIGNATURE PAGE TO BROADVISION, INC.
                     SERIES E PREFERRED STOCK PURCHASE AGREEMENT

  /s/  William G. McCabe
- --------------------------------
Signature

  William G. McCabe
- --------------------------------
Printed Name


- --------------------------------
Title, if applicable


                         SIGNATURE PAGE TO BROADVISION, INC.
                     SERIES E PREFERRED STOCK PURCHASE AGREEMENT

INVESTORS:

  /s/ Ronald Conway
- --------------------------------
Signature

  Ronald Conway
- --------------------------------
Printed Name


- --------------------------------
Title


                         SIGNATURE PAGE TO BROADVISION, INC.
                     SERIES E PREFERRED STOCK PURCHASE AGREEMENT

  /s/ Andrew Chase
- --------------------------------
Signature

  Andrew Chase
- --------------------------------
Printed Name

Trustee
- --------------------------------
Title, if applicable


                         SIGNATURE PAGE TO BROADVISION, INC.
                     SERIES E PREFERRED STOCK PURCHASE AGREEMENT

  /s/  Norman L. Dawley
- --------------------------------
Signature

  Norman L. Dawley
- --------------------------------
Printed Name


- --------------------------------
Title, if applicable


                         SIGNATURE PAGE TO BROADVISION, INC.
                     SERIES E PREFERRED STOCK PURCHASE AGREEMENT

  /s/  K.R.A. Ibbett
- --------------------------------
Signature

  K.R.A. Ibbett
- --------------------------------
Printed Name


- --------------------------------
Title, if applicable


                         SIGNATURE PAGE TO BROADVISION, INC.
                     SERIES E PREFERRED STOCK PURCHASE AGREEMENT

INVESTORS:

MR. CLEMENT MOK

  /s/  Clement Mok
- --------------------------------
Signature

  Clement Mok
- --------------------------------
Printed Name


- --------------------------------
Title, if applicable


                         SIGNATURE PAGE TO BROADVISION, INC.
                     SERIES E PREFERRED STOCK PURCHASE AGREEMENT

  /s/  Donald A. Peppers
- --------------------------------
DONALD A. PEPPERS


PAINE WEBBER INCORPORATED, NOT IN ITS CORPORATE
CAPACITY, BUT SOLELY AS CUSTODIAN OF THE INDIVIDUAL
RETIREMENT ACCOUNT OF DON PEPPERS (ACCOUNT #VN-85407-1-44)


By:    /s/  Allison M. Parke
   -----------------------------

   Allison M. Parke
- --------------------------------
Printed Name

   Asst. Vice President
- --------------------------------
Title

PAINE WEBBER INCORPORATED, NOT IN ITS CORPORATE
CAPACITY, BUT SOLELY AS CUSTODIAN OF THE ROLLOVER INDIVIDUAL
RETIREMENT ACCOUNT OF DON PEPPERS (ACCOUNT #VN-84412-1-44)


By:    /s/  Allison M. Parke
   -----------------------------

   Allison M. Parke
- --------------------------------
Printed Name

   Asst. Vice President
- --------------------------------
Title

    /s/ Martha Rogers
- --------------------------------
MARTHA ROGERS

    /s/ Robert L. Dorf
- --------------------------------
ROBERT L. DORF


                         SIGNATURE PAGE TO BROADVISION, INC.
                     SERIES E PREFERRED STOCK PURCHASE AGREEMENT

  /s/  Francois Stieger
- --------------------------------
Signature

  Francois Stieger
- --------------------------------
Printed Name


- --------------------------------
Title, if applicable


                         SIGNATURE PAGE TO BROADVISION, INC.
                     SERIES E PREFERRED STOCK PURCHASE AGREEMENT

  /s/  Gerald Maguire
- --------------------------------
Signature

  Gerald Maguire
- --------------------------------
Printed Name


- --------------------------------
Title, if applicable


                         SIGNATURE PAGE TO BROADVISION, INC.
                     SERIES E PREFERRED STOCK PURCHASE AGREEMENT

  /s/  Jung Yun Tahk
- --------------------------------
Signature

  Jung Yun Tahk
- --------------------------------
Printed Name


- --------------------------------
Title


                         SIGNATURE PAGE TO BROADVISION, INC.
                     SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                                      EXHIBIT A
                                SCHEDULE OF INVESTORS

                                                     SERIES E
                                                     PREFERRED
                                                       SHARES            PRICE
                                                     ---------           -----

WPP Group (UK) Ltd.                                 250,000         $2,000,000
27 Farm Street
London  W1X 6RD
England
Attn: Mr. Andrew Hall

cc: Carol Weinstein, Esq.
Davis & Gilbert
1740 Broadway
New York, NY  10019

Nichimen Corporation                                112,500           $900,000
1-23, Shiba 4 chome
Minato-ku
Tokyo 108  Japan
Attn: Toshikazu Saito

Seven Seas Group Limited                             62,500           $500,000
Room 821, China Insurance Group Bldg.
141 Des Veoux Road Central
Hong Kong

Daniel C. Lynch                                      31,250           $250,000
25660 Lalanne Court
Los Altos Hills, CA  94022

Robert Devereux                                      31,250           $250,000
186 Campden Hill Road
London W8 7th
United Kingdom

Thomas M. Siebel                                     12,500           $100,000
c/o Siebel Systems
4005 Bohannon Drive
Menlo Park,  CA  94025

William McCabe                                       20,000           $160,000
400 Oyster Point Blvd
Suite 401
South San Francisco, CA 94080

Ronald C. Conway                                     12,500           $100,000
173 Jefferson Drive
Menlo Park, CA  94025

Andrew Chase                                         12,500           $100,000
3000 Sand Hill Road, 3-190
Menlo Park, CA  94025

Norman Dawley                                         2,000            $16,000
301 Johnson Ct.
Lusby, MD 20657

Kenneth Ibbett                                        1,250            $10,000
186 Campden Hill Road
London W8 7th
United Kingdom

Clement Mok                                           1,250            $10,000
600 Townsend Street
Penthouse
San Francisco, CA  94103

Martha Rogers                                         6,250            $50,000
65 Back Bay Road
Bowling Green, OH  43402

Don Peppers                                           5,000            $40,000
Marketing 1:1
700 Canal Street
Stamford, CT  06902

Paine Webber Incorporated, not in its                 3,000            $24,000
corporate capacity, but solely as
custodian of the rollover individual
retirement account of Don Peppers
(Account #VN-84412-1-44)
One Commercial Place
Suite 1120
Norfolk, VA  23510
Attn: Allison Parke


                                          2.

Paine Webber Incorporated, not in its                 1,625            $13,000
corporate capacity, but solely as
custodian of the individual
retirement account of Don Peppers
(Account #VN-85407-1-44)
One Commercial Place
Suite 1120
Norfolk, VA  23510
Attn: Allison Parke

Robert L. Dorf                                        4,000            $32,000
411 Soundview Avene
Wallacks Point
Stamford, CT  06902

Francois Stieger                                     31,250           $250,000
BroadVision Switzerland AG
Rigistrasse 3
CH-8802
Kilchberg, Switzerland

Gerald J. Maguire                                    31,250           $250,000
BroadVision, Inc.
Julianalaan 4-404
3743 JG Baarn
The Netherlands

Jung Y. Tahk                                          2,500            $20,000
15829 Del Cerro Ct.
Los Gatos, CA  95032-4831

                                                  -----------      ------------
   TOTAL                                            634,375         $5,075,000


                                          3.